UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2015

NorthStar Healthcare Income, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55190 (Commission File Number)	27-3663988 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
The information set forth under Item 2.01 below related to PSA Amendment No. 5 (as defined below) is incorporated by reference into this Item 1.01.
Item 2.01. Completion of Acquisition or Disposition of Assets.
On June 1, 2015, NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”) completed the acquisition (the “Acquisition”) of a $639.3 million portfolio (the “Portfolio”) of 15 continuing care retirement communities (“CCRCs”) from subsidiaries of Fountains Senior Living Holdings, LLC, an investment vehicle sponsored by Arcapita (collectively, the “Sellers”). NorthStar Healthcare invested approximately $225.1 million of equity, plus closing costs, with proceeds from its public offerings of common stock.
The facilities comprising the Portfolio consist of nine rental CCRCs (the “Rental Properties”) and six entrance fee CCRCs (the “Entrance Fee Properties”), as well as 23 contracted life estate units, with approximately 3,637 units located in 11 states with the largest concentrations in New York, California, Florida and Michigan. In connection with the Acquisition, the Entrance Fee Properties were purchased by wholly-owned subsidiaries of NorthStar Healthcare and were leased to affiliates of The Freshwater Group, Inc. (“Freshwater”) pursuant to a master net lease. The Rental Properties were purchased by a joint venture (the “Joint Venture”) between a subsidiary of NorthStar Healthcare and an affiliate of Freshwater, which own 97% and 3%, respectively, of the ownership interests in the Joint Venture, and will be operated by an affiliate of Freshwater pursuant to long-term management agreements under a RIDEA structure.
As of March 31, 2015, the Portfolio’s overall resident occupancy was approximately 85%. Watermark Retirement Communities, Inc., a national operator of senior living facilities and an affiliate of Freshwater, has historically been, and will continue as, the day-to-day operator of the Portfolio.
In connection with the Acquisition, certain direct or indirect subsidiaries of NorthStar Healthcare and the Joint Venture (each, a “Borrower”) obtained 15 separate non-recourse loans, subject to certain cross-collateralization arrangements, through Freddie Mac’s Multifamily-Seniors Housing Loan Program (each, a “Loan”), each with a fixed interest rate of 3.92% and a term of seven years, for an aggregate principal amount of approximately $410 million. Although recourse for repayment of each Loan is generally limited to the Borrowers’ respective assets, NorthStar Healthcare Income Operating Partnership, LP (“NorthStar Healthcare Operating Partnership”) provided a “non-recourse carveout” guaranty with respect to the Entrance Fee Properties and certain individuals affiliated with Freshwater provided a “non-recourse carveout” guaranty with respect to the Rental Properties (and each of NorthStar Healthcare Operating Partnership and certain individuals and trusts affiliated with Freshwater will indemnify the other party, subject to certain limited exceptions, for liability caused by or otherwise attributable to its or their actions or wrongful omissions in connection with such “non-recourse carveout” guarantees).
Pursuant to the limited liability company agreement of the Joint Venture (the “JV Agreement”), NorthStar Healthcare is the manager and controls the Joint Venture’s business and affairs, subject to Freshwater’s consent with respect to certain major decisions. Under the terms of the JV Agreement, subject to satisfaction of certain return thresholds being satisfied, all distributions of net operating cash flow will be made to NorthStar Healthcare and to Freshwater on a pro rata basis in accordance with each party’s percentage interest in the Joint Venture. Distributions of capital and other proceeds are based on certain performance thresholds in accordance with the JV Agreement. The JV Agreement also contains customary forced sale, buy-sell and other liquidity provisions.
In connection with the Acquisition, a subsidiary of NorthStar Healthcare Operating Partnership (“Purchaser”), the Joint Venture and Sellers entered into an amendment to the Purchase and Sale Agreement and Joint Escrow Instructions on June 1, 2015 (“PSA Amendment No. 5”) in order to, among other things, modify certain closing credits related to certain amounts payable to Purchaser that were not otherwise ascertainable upon the closing of the Acquisition as well as to assign the right to purchase the Rental Properties to the Joint Venture.
The foregoing description of PSA Amendment No. 5 does not purport to be complete and is subject to, and qualified in its entirety by, PSA Amendment No. 5 that is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the JV Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the JV Agreement filed as Exhibit 10.6 to NorthStar Healthcare’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2015.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
If applicable, the required financial statements for the transaction described in Item 2.01 above will be filed under cover of a Form 8-K/A as soon as practicable and no later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.
(b) Pro Forma Financial Information.
If applicable, the required pro forma financial information for the transaction described in Item 2.01 above will be filed under cover of a Form 8-K/A as soon as practicable and no later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.
(d) Exhibits.

Exhibit Number	Description
10.1
Partial Assignment and Assumption of, and Fifth Amendment to, Purchase and Sale Agreement and Joint Escrow Instructions, dated as of June 1, 2015, by and among the sellers identified therein, Fountains Portfolio Owner, LLC and Watermark Fountains Owner, LLC.

Safe Harbor Statement
This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will,” “expects,” “intends” or other similar words or expressions. These statements are based on NorthStar Healthcare’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; NorthStar Healthcare can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar Healthcare’s expectations include, but are not limited to, NorthStar Healthcare’s ability to realize the anticipated benefits of the Joint Venture with Freshwater; the ability of NorthStar Healthcare to achieve its targeted returns through the Joint Venture; the ability of Watermark Retirement Communities, Inc. to successfully manage the Portfolio; the Borrowers’ ability to comply with the terms of the Loans; the impact to NorthStar Healthcare of any actions taken by Freshwater regarding the Joint Venture; the impact of any losses from properties in the Portfolio on cash flow and returns; market rental rates and property level cash flow; changes in economic conditions generally and the real estate and debt markets specifically; the impact of local economies; the availability of investment opportunities; the availability of capital; the ability to achieve targeted returns; changes to generally accepted accounting principles; policies and rules applicable to real estate investment trusts; and the factors described in Part I, Item 1A of NorthStar Healthcare’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and in its other filings with the SEC. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar Healthcare on the date of this report and NorthStar Healthcare is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Healthcare Income, Inc.

Date: June 5, 2015	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1
Partial Assignment and Assumption of, and Fifth Amendment to, Purchase and Sale Agreement and Joint Escrow Instructions, dated as of June 1, 2015, by and among the sellers identified therein, Fountains Portfolio Owner, LLC and Watermark Fountains Owner, LLC.